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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event report) December 22, 2005.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-26366                                       23-2812193
        --------                                  ------------------
(Commission File Number)                   (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                  19072
---------------------------------------------                  ------
 (Address of Principal Executive Office)                     (Zip Code)

                                  610-668-4700
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

      __ Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

      __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

      __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 8- OTHER EVENTS

Item 8.01 Other Events

         On December 22, 2005 Royal Bank America's parent Company Royal Bancshares of Pennsylvania declared a 2% stock dividend for both Class A and Class B shares.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

       (c.) Exhibits

              Exhibit                      Description
              ------------------           -------------------------------------
              99.1                         Press Release dated December 22, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ROYAL BANCSHARES OF PENNSLYVANIA, INC



Dated: December 22, 2005                    /s/ Jeffrey T. Hanuscin
                                            -----------------------
                                            Jeffrey T. Hanuscin
                                            Chief Financial Officer